ACQUISITIONS	12 Months Ended
Dec. 31, 2017
ACQUISITIONS [Abstract]
ACQUISITIONS
5.	ACQUISITIONS

In 2013 the Company acquired Scandic. The purchase price was $33.3 million, of which $18.1 million was paid in shares, $8.0 million was paid in cash and $7.2 million was payable to the seller for additional assets. The Company performed an analysis of the fair value of the tangible assets acquired and liabilities assumed, resulting in recognition of $19.0 million of goodwill.

As of December 31, 2017 the Company has recorded an impairment loss of $19.0 million for the goodwill associated with the Company’s one reporting unit, which encompasses the entire company. As a result of the impairment loss related to the ten pre-2000 built vessels, the Company has assessed and concluded that this probable reduction in the fleet does not support the assumption that the fleet size is maintained throughout the lifetime of the analysis through replacement of retired vessels. The assumed reduction in the fleet has resulted in the fair value of the reporting unit to fall below the carrying value, implying a negative value of the goodwill. As a result we have written down the value of the goodwill by $19.0 million. As of December 31, 2017, the carrying value of goodwill is zero after the impairment loss is recognized.